DBX ETF Trust

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

Deutsche X-trackers MSCI All China Equity ETF

Statement of Additional Information

Dated September 30, 2016, as supplemented November 18, 2016

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the above-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time. Each Fund is listed on NYSE Arca, Inc.

The Prospectus for the Funds included in this SAI is dated September 30, 2016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-800-DBX-ETFS) or visiting www.deutsche-etfs.com.

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General Description of the Trust and the Funds

The Trust currently consists of 39 operational investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Funds’ shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”). Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF seeks to meet its investment objective, with respect to the A-Share components of its Underlying Index, by investing its assets in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”). Deutsche X-trackers MSCI All China Equity ETF seeks to meet its investment objective, with respect to the A-Share components of its Underlying Index, by investing its assets in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Deutsche X-trackers A-Shares ETFs” and, together with the Underlying Fund, the “Underlying Funds.”) Each Fund is managed by DBX Advisors LLC (the “Adviser”). Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares ETF are each sub-advised by Harvest Global Investments Limited (the “Sub-Adviser” or “HGI”).

The Funds offer and issue Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares of the Funds are listed and trade on NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units. A Creation Unit consists of 50,000 Shares thereof.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF effect creations and redemptions of Shares in cash. Deutsche X-trackers MSCI All China Equity ETF effects creations in-kind for securities. Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF effects creations and redemptions partially for cash and partially in-kind for securities and other instruments generally included in the Fund’s Underlying Index. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Funds are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met. The Exchange may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 Beneficial Owners (as that term is define below) of Shares of the Funds for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Funds are based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Funds are no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of the Funds from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the basket of securities included in the Fund’s Underlying Index (the “Deposit Securities”). While the IOPV reflects the current market value of the Deposit Securities, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV, if any, consists of estimated accrued interest, dividends and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency, in this case the Renminbi (“RMB”).

The Trust reserves the right to adjust the Share prices of Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF is managed to seek to track the performance of the CSI 300 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF is managed to seek to track the performance of the CSI 500 Index (the “Underlying Index”), which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. Each Fund will normally invest at least 80% of its total assets in securities of issuers that comprise its respective Underlying Index. Each Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Funds’ Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Subject to certain exceptions, under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets principally through certain foreign institutional investors that have obtained status as a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and have been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) into the PRC for the purpose of investing in the PRC’s domestic securities markets. The Sub-Adviser is a licensed RQFII and has been granted RQFII quota for the Fund’s investments. As a result, the Sub-Adviser, on behalf of the Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount.

Each Fund may also invest in A-shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect (“Stock Connect”) programs. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, each Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

The Sub-Adviser expects to use a full replication indexing strategy to seek to track each Fund’s applicable Underlying Index. As such, the Sub-Adviser expects to invest directly in the component securities (or a substantial number of the component securities) of the respective Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Sub-Adviser to acquire component securities due to limited availability or regulatory restrictions, the Sub-Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities in its Underlying Index when the Sub-Adviser is using a representative sampling indexing strategy.

While each Fund intends to invest primarily and directly in A-Shares, a Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or Sub-Adviser believes will help the Fund to achieve its investment objective. The remainder of a Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which each Fund may invest are described below as are the risks associated with the Fund’s investment strategy.

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market hedged against the U.S. dollar and is composed of the 300 largest and most liquid stocks in the China A-Share market. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in one underlying fund, the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF (the “Underlying Fund”). The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index (including indirect investments through the Underlying Fund) and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund also will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers (including indirect investments through the Underlying Fund). The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Fund’s Prospectus, A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Subject to certain exceptions, under current regulations in the PRC, foreign investors can invest in the domestic PRC securities market principally through certain foreign institutional investors that have obtained status as a QFII or an RQFII from the CSRC and have been granted a specific aggregate dollar amount investment quota by SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) into the PRC for the purpose of investing in the PRC’s domestic securities markets. HGI is a licensed RQFII and has been granted RQFII quota for the Underlying Fund’s investment. As a result, HGI, on behalf of the Underlying Fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount.

The Underlying Fund may also invest in A-shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and any of the SEHK, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Underlying Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.

HGI expects to use a full replication indexing strategy to seek to track its underlying index. As such, HGI expects to invest directly in the component securities (or a substantial number of the component securities) of its underlying index in substantially the same weightings in which they are represented in its underlying index. If it is not possible for HGI to acquire component securities due to limited availability or regulatory restrictions, the Adviser may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Underlying Fund may or may not hold all of the securities in the Underlying Index when HGI is using a representative sampling indexing strategy.

While the Underlying Fund intends to invest primarily and directly in A-Shares, the Underlying Fund may also invest in securities not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser and/or HGI believes will help the Fund to achieve its investment objective. The remainder of the Underlying Fund’s assets will be invested primarily in money market instruments and cash equivalents. The various types of instruments and strategies in which the Fund may invest are described below as are the risks associated with the Underlying Fund’s investment strategy.

Set forth below is more detailed information regarding types of instruments in which the Fund or the Underlying Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s or the Underlying Fund’s investment objective and related risks.

Deutsche X-trackers MSCI All China Equity ETF

The Fund is managed to seek to track the performance of the MSCI China All Shares Index (the “Underlying Index”), which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio may not result in the elimination of the security from the Fund’s portfolio.

As discussed in greater detail in the Fund’s Prospectus, the Adviser intends to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Adviser will invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. To obtain exposure to the A-Share components of the Underlying Index, the Adviser expects to invest in affiliated funds sub-advised by HGI that invest in A-Shares directly. Currently, the Fund invests in the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF (together, the “Deutsche X-trackers China A-Shares ETFs”). The Fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Adviser intends to invest directly in the components of the Underlying Index.

The Deutsche X-trackers China A-Shares ETFs, through HGI, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI and the Deutsche X-trackers China A-Shares ETFs. Because the Deutsche X-trackers China A-Shares ETFs will not be able to invest directly in A-shares in excess of HGI’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of its direct investment in A-shares may be limited. HGI may apply for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. However, there is no guarantee that any application for additional quota will be granted.

The Fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index (including indirect investments through the Deutsche X-trackers China A-Shares ETFs) or securities with economic characteristics similar to those included in the Underlying Index. While the Fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Deutsche X-trackers China A-Shares ETFs, the Fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Adviser believes will help the Fund to achieve its investment objective. The remainder of the Fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.

Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the Shenzhen and Shanghai Stock Exchanges. Subject to minor exceptions, under current regulations in the PRC, foreign investors can invest in the domestic PRC securities market only through certain foreign institutional investors that have obtained status as a QFII or an RQFII from the CSRC and have been granted a specific aggregate dollar amount investment quota by SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) into the PRC for the purpose of investing in the PRC’s domestic securities markets.

Currently, there are two stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are smaller, less liquid, and substantially more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

Deutsche X-trackers MSCI All China Equity ETF may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

Deutsche X-trackers MSCI All China Equity ETF may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.

Investments in Underlying Fund and other U.S. Investment Companies. To implement their strategy, Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF may invest some or all of their assets in the Underlying Funds. The Underlying Funds generally invest directly in portfolio securities. The Funds may also invest in other U.S. investment companies to the extent permitted by law.

Diversification Status. Each Fund is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s Shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to Shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that a Fund will meet its investment objective.

Foreign Securities. Each Fund purchases publicly-traded common stocks of non-U.S. issuers (except Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF, which purchases indirectly through its investments in the Underlying Fund). To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

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Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain Securities and Exchange Commission (the “SEC”) staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser and/or Sub-Adviser deem illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts will be sponsored, but a Fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser and/or Sub-Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when the Adviser and/or Sub-Adviser anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may require the Adviser to register with the CFTC as a CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exemption from being a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by a Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including affiliated funds, foreign funds, and money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser and/or Sub-Adviser or otherwise affiliated with the Adviser and/or Sub-Adviser, in excess of the limits discussed above. Other investment companies, including affiliated and foreign investment companies, in which each Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser and/or Sub-Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Each Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Restricted Securities/Rule 144A Securities. Each Fund may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. Each Fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. Each Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Lending of Portfolio Securities. To generate additional income, a Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a Fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a Fund is not able to recover securities lent, a Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize a Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective, do not violate any investment restrictions or policies, and otherwise permitted by the 1940 Act and any other applicable law.

General Considerations and Risks

An investment in the Funds is subject to a number of risks, which are discussed in the Funds’ Prospectus and below. Because the Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF may each obtain its exposure to the securities in its respective Underlying Index through its investment in certain ETFs, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by a Fund through each Fund’s investments. Through its investment in the Underlying Funds, as applicable, a Fund will also bear the risks described below associated with such ETF’s use of portfolio management techniques in addition to the risks associated with those activities if a Fund engages in them directly.

The risks may adversely affect a Fund’s ability to achieve its investment objective, performance, and/or NAV, and the trading price of the Fund’s Shares. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the U.S. and Chinese markets. There can be no assurance that a Fund will achieve its investment objective or generate positive performance. Investors should carefully evaluate the merits and risks of an investment in a Fund in the context of his or her overall financial circumstances, knowledge and experience as an investor. The discussion of the risk factors set forth below should be read together with the discussion of risks in the Funds’ Prospectus.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most the securities in the Underlying Indexes are listed, there can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on the Underlying Index’s and, therefore, a Fund’s performance.

Borrowing Risk. (Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF only) The Trust, on behalf of the Funds and certain other funds managed by the Adviser, has entered into a revolving senior unsecured credit facility with The Bank of New York Mellon (“BNY Mellon”), Bank of Nova Scotia, HSBC, Royal Bank of Canada and State Street Corporation. The Funds may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a Fund’s status as a RIC.

Interest is charged to a Fund, based on its borrowings, at current commercial rates. Each borrowing under the credit facility matures no later than 45 days after the date of borrowing. A Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum of the daily amount of the excess, if any, of the lender’s commitment over the aggregate outstanding principal balance of the loans made by the lender. A Fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, the commitment under the credit facility subject to compliance with certain conditions.

Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees, which may reduce a Fund’s return. Each Fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If a Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a Fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to the Fund in order to allow it to borrow the amounts desired by the Fund to facilitate redemptions.

Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 20 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a Fund’s portfolio securities.

PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of each Fund, and may have an unpredictable impact on a Fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of a Fund.

RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.

The current size of RMB-denominated financial assets outside the PRC is limited. As of February 2012, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB566 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.

Disclosure of Interests and Short Swing Profit Rule. Each Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a Fund would be required to report information which includes, but is not limited to: (a) information about a Fund (and parties acting in concert with the Fund) and the type and extent of its holdings in the company; (b) a statement of a Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a Fund to disclose its holdings to the public, which could have an adverse effect on the performance of the Fund.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser, Sub-Adviser or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulations.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other investors deemed as concert parties of the Fund) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the Fund.

Risks of Investing in Non-U.S. Equity Securities. An investment in each Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulations of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Each Fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser and/or Sub-Adviser as to anticipated trends which could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouses serving as central counterparties similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions. Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

RQFII Program Risk. (Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF) Each Fund is not an RQFII, but rather will utilize the Sub-Adviser’s RQFII quota granted under RQFII regulations. The RQFII regulations provide that the size of an RQFII’s quota may be reduced or cancelled by the SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If SAFE reduces the RQFII’s quota, it may affect the Adviser’s ability to effectively pursue each Fund’s investment strategy.

(Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF) Subject to minor exceptions, under current PRC regulations, foreign investors can invest in the domestic PRC securities market only through QFIIs or RQFIIs who have been granted a specific aggregate dollar amount investment quota by China’s SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) into the PRC for the purpose of investing in the PRC’s domestic securities markets. Neither the Funds nor the Adviser is an RQFII. Rather, each Fund expects to invest in the Underlying Fund and the Deutsche X-trackers China A-Shares ETFs, respectively, which are sub-advised by HGI, an RQFII, and invests directly in A-Shares to the extent of the A-Shares investment quota granted to it and HGI pursuant to RQFII regulations.

(The following is applicable to all Funds, to the extent Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF invest in the Underlying Funds). In addition, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. Because each Fund will not be able to invest directly in A-shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of a Fund’s direct investments in A-shares may be limited. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, unless the Sub-Adviser is able to acquire additional RQFII quota, it may be necessary for a Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a Fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, a Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.

Pursuant to PRC and RQFII regulations, the SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s quota granted with respect to a Fund.

The current RQFII regulations also include rules on investment restrictions applicable to a Fund, which may adversely affect the Fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.

Risks of Investing through Stock Connect. Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares ETF may invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange when the Shenzhen – Hong Kong Stock Connect program becomes available (which is currently expected in late 2016) through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-Shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, a Fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, according to Caishui [2014] 81 (“Circular 81”), while overseas investors currently are exempt from paying capital gains or business taxes on income and gains from investments in Stock Connect A-shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.

Circular 81 stipulates that PRC business tax is temporarily exempted on capital gains derived by Hong Kong market participants (including the Fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the VAT regime.

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. Repatriations by RQFIIs in respect of an open-ended RQFII fund, such as the Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF, conducted in RMB are currently permitted daily and are not subject to repatriation restrictions or prior approval from the SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a Fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Adviser’s and the Sub-Adviser’s control.

Restricted Markets Risk. Deutsche X-trackers Harvest CSI 300 China A-Shares ETF’s and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each Fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.

A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF from time to time where the relevant A-Shares may be sold or purchased on the Shanghai Stock Exchange or the Shenzhen Stock Exchange, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a Fund if A-Shares are not available or not available in sufficient amounts.

Taxation Risk. (Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF) While overseas investors currently are exempt from paying capital gains or business taxes on income and gains from investments in A-Shares, these PRC tax rules could be changed which could result in unexpected tax liabilities for a Fund. The PRC generally imposes withholding tax at a rate of 10% on dividends and interest derived by QFIIs from issuers resident in the PRC. The PRC also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in the PRC. There is at present, however, no direct authority on the application of these taxes to an RQFII. While it is unclear whether this tax will be applied to investments by an RQFII or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, and the PRC tax authorities are not currently enforcing the collection of the tax. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as a Fund is also uncertain. If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. A Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments. The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a Fund and its investors.

As described below under “Taxes,” each Fund may elect, for U.S. federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general U.S. tax principles.

In addition, to the extent a Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a U.S. tax perspective than direct investment in A-Shares and may be subject to special U.S. federal income tax rules that could adversely affect a Fund. Also each Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.

Should the Chinese government impose restrictions on a Fund’s ability to repatriate funds associated with direct investments in A-Shares, a Fund may be unable to satisfy distribution requirements applicable to RICs under the Code, and the Fund may therefore be subject to Fund-level U.S. federal taxes. In the event such restrictions are imposed, a Fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the Fund’s status as a RIC.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each Fund.

Taxation Risk. (Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF) A Fund’s exposure to China A-Shares investments through the Underlying Funds may be less tax efficient than a direct investment in A-Shares. A Fund will not be able to offset its taxable income and gains with losses incurred by the Underlying Funds, because the Underlying Funds are treated as corporations for U.S. federal income tax purposes. A Fund’s sales of shares in the Underlying Funds, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to a Fund’s shareholders. Further, certain losses recognized on sales of shares in the Underlying Funds may be deferred under the wash sale rules. Any loss realized by a Fund on a disposition of shares in the Underlying Funds held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to a Fund of net long-term capital gain with respect to the Underlying Funds’ shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the Underlying Funds will be treated as ordinary dividends when distributed to a Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. A Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on the Underlying Funds’ ability to repatriate funds associated with investment in A-Shares, the Underlying Funds could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, the Underlying Funds would be subject to tax as a regular corporation, and a Fund would not be able to treat non-U.S. income taxes paid by the Underlying Funds as paid by the Fund’s shareholders.

RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In 2012 and 2014, the PBOC subsequently decided to expand the daily trading band and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Adviser nor the Sub-Adviser can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies. Certain investments of Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF may be denominated in RMB and each Fund will be exposed to the risks associated with RMB through its investments in the Underlying Funds.

PRC Broker and PRC Custodian Risk. The Sub-Adviser is responsible for selecting PRC Brokers to execute transactions for Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each Fund will rely on only one PRC Broker for each stock exchange (the Shanghai Stock Exchange and the Shenzhen Stock Exchange) in the PRC, which may be the same PRC Broker. As such a Fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each Fund. If a single PRC Broker is appointed, each Fund may not necessarily pay the lowest commission available in the market. However, in its selection of a PRC Broker(s), the Sub-Adviser will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a Fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the Fund and affect the ability of the Fund to track its Underlying Index, causing a premium or a discount to the trading price of the Fund’s Shares.

The Sub-Adviser is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the RQFII regulations and market practice, the securities and cash accounts for a

Fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Sub-Adviser as the RQFII holder and each Fund. Each Fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a Fund’s RMB deposit accounts and oversees each Fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the Shanghai or Shenzhen Stock Exchanges are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Sub-Adviser, in its capacity as an RQFII, on behalf of a Fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the Fund and the Sub-Adviser as the RQFII.

The assets held or credited in a Fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a Fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the Fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a Fund will not have any proprietary rights to the cash deposited in such cash account(s), and the Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.

There is a risk that each Fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a Fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each Fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Adviser and the Sub-Adviser will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a Fund’s assets. This risk is applicable to Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF to the extent each Fund invests in Underlying Funds.

RQFII Late Settlement Risk. Each Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by a Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate the Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error. This risk is applicable to Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF to the extent each Fund invests in the Underlying Funds.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, a Fund and its service providers (including the Funds’ adviser, administrator, transfer agent, distributor, custodian, financial intermediaries and sub-advisers (if applicable)) may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Authorized Participant transactions and shareholder transactions on the Exchange, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject a Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Fund and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Fund and its shareholders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a Fund invests. Cyber-attacks could result in material adverse consequences for such issuers and may cause a Fund’s investments therein to lose value.

Portfolio Turnover

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF each experienced portfolio turnover of over 100% during the fiscal year ended May 31, 2016. This portfolio turnover resulted from each Fund’s reconstituting and rebalancing of its Underlying Index.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. A Fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

A description of the Underlying Index for each of Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers Harvest CSI 300 China A-Shares ETF is provided below.

Defining the Equity Universe. The CSI 300 Index consists of 300 stocks with the largest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on April 8, 2005, the Underlying Index aims to measure the performance of all the A-Shares traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the 4th trading day that it was a public company; (ii) rank the stocks in the universe by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 50% stocks; and rank the remaining stocks by A-Share daily average market value of the most recent year in descending order, those who rank in the top 300 are selected.

Maintaining the CSI 300 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held early in June and December of each year and constituent adjustments are implemented on the first trading day of July and January of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 300 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;

•	Government holdings: Shares held by the government or its subsidiaries;

•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;

•	Frozen shares: Frozen shares held by investors before released;

•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and

•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

The following is applicable to Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF only:

For U.S. investors, international equity investments include two components of return. The first is the return attributable to stock prices in the non-U.S. market or markets in which an investment is made. The second is the return attributable to the value of non-U.S. currencies relative to the U.S. dollar. By hedging exposure to the fluctuations in the value of the RMB relative to the U.S. dollar, the Underlying Index seeks to track the performance of China A-Shares that is attributable solely to stock prices.

The Underlying Index hedges the RMB in the Underlying Index to the U.S. dollar by including the impact of selling the offshore RMB (referred to as “CNH”) forward at the one-month forward rate published by WM/Reuters. With respect to the Underlying Index, the weight of the currency corresponds to the relative market cap weight of the securities quoted in that currency in the Underlying Index. More precisely, the weights are derived from the aggregate free-float adjusted market capitalization of the securities quoted in the RMB in the Underlying Index as of the close of two business days before the first calendar day of the following month, but taking into account any month end changes in the index constituents due to rebalancing and corporate actions.

The A-Shares included in the Underlying Index are denominated in CNY; however, because China’s restrictions on the exchange of CNY currently render it infeasible to hedge CNY directly, the Underlying Index hedges its RMB exposure by reflecting the impact of selling CNH forward.

A description of the Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF’s Underlying Index is provided below.

Defining the Equity Universe. The CSI 500 Index consists of 500 stocks with the smallest market capitalization and liquidity from the entire universe of listed A-Share companies in China. Launched on January 15, 2007, the Underlying Index aims to measure the performance of the small-cap companies traded on the Shanghai and Shenzhen Stock Exchanges.

The Underlying Index universe includes all the A-Shares listed on the two exchanges that satisfy the following conditions: (i) the listing time of a stock is more than three months unless the daily average total market value of a stock since its initial listing is ranked top 30 in all the A-Shares, and (ii) non-ST or *ST stocks; non-temporary suspension stocks from trading. ST Stocks refer to stocks of issuers that have experienced financial losses continuously for two years and, thus, are treated specially by regulators. The daily share price fluctuation for an ST stock should be within 5%. *ST stocks are also specially treated to inform investors of the potential risk of delisting of the issuer’s stock.

The Underlying Index constituents must demonstrate positive performance, financial stability, and limited price volatility without any signs of manipulation. The constituents are selected as follows: (i) calculate the A-Share daily average trading value and A-Share daily average total market value during the most recent year for stocks in the index universe, or in the case of a new issue, during the time since it was listed; (ii) rank the stocks in the universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock market by daily average total market capitalization of the past recent year) by A-Share daily average trading value of the most recent year in descending order and delete the bottom ranked 20% stocks; and (iii) rank the remaining stocks by A-Share daily average total market capitalization of the most recent year in descending order, those who rank in the top 500 are selected.

Maintaining the CSI 500 Index. When the constituent list or share structure changes, or the constituents’ market value changes due to non-trading factors, the divisor is adjusted to keep the Underlying Index comparable overtime. The Underlying Index will be reviewed in response to corporate actions that may affect the price of constituents, share changes caused by corporate actions, e.g., re-issuance, listing of right issue, share changes caused by shareholders’ behavior, and after each adjustment. Underlying Index constituents are reviewed every six months. Meetings of the Underlying Index Advisory Committee are usually held in late May and November of each year and constituent adjustments are implemented on the next trading day after the close of the second Friday in June and December of each year. The number of constituents adjusted at each periodic review will not exceed 10%. Adjustments to the Underlying Index methodology will be publicized in advance of their implementation.

Calculating the CSI 500 Index. The Underlying Index is calculated using a Paasche weighted composite price index formula. Hence, the calculation depends on two factors, namely free float and category-weighted method. The Underlying Index is calculated each second and quotes are updated and disseminated every five seconds.

Free float refers to the methodology used to calculate the capitalization of the Underlying Index’s constituent stocks and is calculated by multiplying the constituent stocks’ price by the number of shares readily available in the market. Specifically, the A-Share free float is defined by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”) as shares outstanding and tradeable in the open stock market. Free float excludes shares subject to restricted trading and the following non-negotiated shares:

•	Long-term holdings by founders, families and senior executives: Shares held by founders or founder families as well as shares held by members of the directorates and senior managers etc.;
•	Government holdings: Shares held by the government or its subsidiaries;
•	Strategic holdings: Shares held by strategic investors for long-term strategic interests in lock-in period;
•	Frozen shares: Frozen shares held by investors before released;
•	Restricted employee shares: Stocks held by enterprise employee including employee pension plan, annuities for employees or management staff; and
•	Cross holdings: Two or more companies hold shares of one another for specific purpose.

Restricted shares during the lock-in period are deemed as non-free float. For non-restricted shares, if they belong to the six categories above and the holdings of shareholders or persons acting in concert is larger than 5%, they will be defined as non-free float, and those smaller than 5% will be defined as free float. Restricted shares after the lock-in period are treated the same way as non-restricted shares.

Category-weighted method refers to the methodology used to adjust the weighting of the Underlying Index’s constituent stocks. For example, each constituent stock will be assigned an Inclusion Factor percentage that is based on the ratio of the number of free float shares to the total number of A-Shares. This ratio is referred to as the Negotiable Market Cap Ratio. The Index Provider then multiplies the total number of A-Shares by the Inclusion Factor to determine the necessary adjustment of the Underlying Index’s constituent stocks.

A description of the Deutsche X-trackers MSCI All China Equity ETF’s Underlying Index is provided below.

The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”).

The Underlying Index is a rules-based, modified capitalization weighted, float adjusted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Chinese companies. The Underlying Index is intended to give investors a means of tracking the overall performance of publicly traded companies that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the U.S. and Singapore. Securities listed in the U.S. and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC.

As of June 30, 2016, the Underlying Index included 965 securities of companies from China (including Hong Kong), Singapore and the U.S. with a market capitalization range of between approximately $183.2 million and $239.93 billion and a weighted average market capitalization of $2.62 billion. These amounts are subject to change.

To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.

The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. Fundamental variables as of the end of January, April, July, and October are used respectively. The pro forma Underlying Index is generally announced nine business days before the effective date.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, the Funds may change their investment objective and their Underlying Indexes without a Shareholder vote.

Fundamental Policies

The Board has adopted as fundamental policies for each Fund, the investment restrictions numbered 1 through 6 below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of the Funds’ outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will (indirectly through its investment in the Underlying Fund, with respect to Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF) concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry, except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;

2. Borrow money, except that (i) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) a Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), a Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent a Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent a Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies

In addition to the investment limitations adopted as fundamental as set forth above, the Funds observe the following restrictions, which may be changed by the Board without a Shareholder vote. Each Fund will not:

1. Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4. Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in the securities of issuers that engage in these activities);

5. Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities; and

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Deutsche X-trackers Harvest CSI 300 China A-Shares ETF, has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers (including indirect investments through the Underlying Fund), and in instruments designed to hedge against the Fund’s exposure to the RMB. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise its Underlying Index (including indirect investments through the Underlying Fund).

The Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Deutsche X-trackers MSCI All China Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index (including indirect investments through the Underlying Funds).

The Funds have adopted a non-fundamental investment policy such that the Funds may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Funds have knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Funds will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser, the Sub-Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or Sub-Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 39 operational funds, as well as the mutual funds advised by affiliates of the Adviser.

Independent Trustees

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

J. David Officer (1948) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Trustee since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director (2010-present); formerly, Vice Chairman, the Dreyfus Corporation (2006 -2009); President, The Dreyfus Family of Funds, Inc. (2006 -2009).	39	Ilex Partners (Asia), LLC; Old Westbury Funds.

Stephen R. Byers (1953) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Board and Member of the Audit and Nominating Committees; formerly, Lead Independent Trustee	Trustee since 2011 (Chairman of the Board since 2016; formerly, Lead Independent Trustee, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); formerly, Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer (2002-2006).	39	The Arbitrage Funds; Sierra Income Corporation; Mutual Fund Directors Forum; College of William and Mary, Graduate School of Business.

George O. Elston (1964) 345 Park Avenue New York, New York 10154	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Trustee since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-present); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	39	Celldex Therapeutics, Inc.

Interested Trustee

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Michael Gilligan (1966) 60 Wall Street New York, New York 10005	Trustee Treasurer, Chief Financial Officer and Controller	Trustee since 2016; Treasurer, Chief Financial Officer and Controller since 2010	Director in the Finance Division at Deutsche Bank AG (2008-present); Manager, Treasurer and Chief Financial Officer of the Adviser (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-present).	39	The Adviser, DBX Strategic Advisors LLC and DB Commodity Services LLC

Officers

Name, Year of Birth and Address	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Freddi Klassen (1975) 345 Park Avenue New York, New York 10154	President and Chief Executive Officer	Since 2016	Director in the Deutsche Asset Management Division at Deutsche Bank AG and Chief Operating Officer in the Americas for the Passive Asset Management Department (2014-present) and Trading and Product Development teams (2016-present); Manager and Chief Operating Officer of the Adviser (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).

Fiona Bassett (1974) 345 Park Avenue New York, New York 10154	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset Management Platform (2014-present); Manager and Chief Executive Officer and Chief Investment Officer of the Adviser (2014-present); Managing Director, COO Global Key Projects and Integration at Deutsche Asset Management (2012-2014); Managing Director at Deutsche Bank AG (2004-2012).

Frank Gecsedi (1967) 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Director in the Deutsche Asset Management Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department (2013-2016) and Chief Compliance Officer of the Adviser (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).

Leslie Lowenbraun (1953) 60 Wall Street New York, New York 10005	Secretary	Since 2016	Vice President in U.S. Retail Passive Legal of Deutsche Asset Management (2014-present); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year and may meet more often as required.

Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The Independent Trustees are advised by independent legal counsel and are represented by such independent legal counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF, which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary, Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC. Mr. Elston currently serves as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Michael Gilligan. In addition to his tenure as Director in the Finance Division at Deutsche Bank AG, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Adviser and as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. Mr. Elston currently serves as the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm; (ii) review the scope of the independent registered public accounting firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met twice during the fiscal year ended May 31, 2016.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. Mr. Officer currently serves as the Chairman of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May, 31, 2016, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees. The Trust pays each Independent Trustee (i) an annual retainer of $80,000; (ii) $5,000 for each regularly scheduled Board meeting, $3,000 for each non-regularly scheduled Board meeting and $1,500 for each telephonic Board meeting; (iii) $2,500 to members of the Board’s Audit Committee for each meeting of the Audit Committee attended; (iv) a retainer of $8,000 to the chairman of the Audit Committee; and (v) a retainer of $12,000 to the Lead Independent Trustee. The Trust will continue to reimburse each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee during calendar year 2015:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex

Michael Gilligan*	—	—	—	—
J. David Officer	$ 99,500	Not Applicable	Not Applicable	$ 99,500
Stephen R. Byers	$ 113,125	Not Applicable	Not Applicable	$ 113,125
George O. Elston	$ 107,333	Not Applicable	Not Applicable	$ 107,333

*	Michael Gilligan became a Trustee of the Trust effective November 16, 2016.

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2015.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Michael Gilligan*	—	—
J. David Officer	None	None
Stephen R. Byers	$1-$10,000 (ASHS) $10,001-$50,000 (ASHR)	$50,001-$100,000
George O. Elston	None	None

*	Michael Gilligan became a Trustee of the Trust effective November 16, 2016.

As of August 31, 2016, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of a Fund.

Control Persons and Principal Holders of Securities

As of August 31, 2016, the officers and Trustees as a group owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 31, 2016, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF

Name and Address	Percentage Ownership
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	13.12%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	11.48%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.74%

JPMorgan Chase Bank, National Association 14201 Dallas Parkway Floor 12 – Corp Actions Dept. Dallas, TX 75254	6.87%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	6.49%

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF

Name and Address	Percentage Ownership
Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	23.93%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	21.83%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16.83%

Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	14.46%

J.P. Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th FL Dallas, TX 75254	7.22%

Goldman Sachs & Co. 30 Hudson St. Proxy Department Jersey City, NJ 07302	6.56%

Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.48%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	9.84%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	8.63%

T.D. Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	6.20%

Merrill Lynch, Pierce, Fenner & Smith c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	6.07%

Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.08%

Deutsche X-trackers MSCI All China Equity ETF

Name and Address	Percentage Ownership
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.01%

J.P. Morgan Clearing Corp. Corporate Actions Department 14201 Dallas Parkway, 12th Fl. Dallas, TX 75254	14.54%

Merrill Lynch, Pierce, Fenner & Smith c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	10.09%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	9.94%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.78%

Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, FL 33610	9.77%

Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	6.23%

Investment Advisory, Sub-Advisory, Administrative and Distribution Services

Investment Adviser and Sub-Adviser. DBX Advisors LLC, located at 345 Park Avenue, New York, New York 10154, serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Harvest Global Investments Limited, located at 31/F One Exchange Square, Connaught Place, Central, Hong Kong, serves as the investment sub-adviser to Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF pursuant to a Sub-Advisory Agreement. Deutsche Asset Management, a global asset management firm and an affiliate of the Adviser, China Credit Trust Co. Ltd., a China-based financial services firm, and Lixin Investment Co., Ltd., China-based, private investment firm, each indirectly own greater than 25% of the outstanding voting securities of the Sub-Adviser and as such may be deemed to control the Sub-Adviser.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages and administers the Trust and manages the Sub-Adviser and manages or delegates to the Sub-Adviser the duties of the investment and reinvestment of each Fund’s assets. The Sub-Adviser manages the investment and reinvestment of the Funds’ assets on an ongoing basis under the supervision of the Adviser.

Fund	Investment Advisory Fee

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	0.65%
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	0.70%
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Deutsche X-trackers MSCI All China Equity ETF	0.60%

The Investment Advisory Agreement with respect to the Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Funds, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Funds is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Funds’ outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Adviser has contractually agreed to waive fees and/or reimburse the Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF’s expenses to limit the Fund’s net annual operating expenses (except for interest expense, Acquired Fund Fees and Expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in an affiliated fund, if any (the “Expense Limit”). The Expense Limit will remain in effect until at least October 1, 2018 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time.

The Adviser has contractually agreed to waive fees and/or reimburse the Deutsche X-trackers MSCI All China Equity ETF’s expenses to limit the Fund’s net annual operating expenses (except for interest expense, Acquired Fund Fees and Expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in an affiliated fund, if any (the “Expense Limit”). The Expense Limit will remain in effect until at least October 1, 2018 and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Adviser) prior to that time.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Funds), the Adviser is responsible for substantially all expenses of the Funds, including the payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services except for the fee payments under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses.

For each Fund’s last three fiscal years, the management fees payable by the Fund, the reduction, if any, in the amount of the fees paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the Fund were as follows:

		2014 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$769,829	$(38,532)	$731,297
ASHS	$1,837	$0	$1,837
CN	$3,110	$(1,561)	$1,549

		2015 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$5,668,158	$0	$5,668,158
ASHS	$198,691	$0	$198,691
CN	$43,924	$(24,719)	$19,205

		2016 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
ASHR	$4,269,544	$0	$4,269,544
ASHX	$10,541	$(9,873)	$668
ASHS	$302,360	$0	$302,360
CN	$72,889	$(41,071)	$31,818

Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement will continue in effect until two years from its initial effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Funds’ outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ written notice to the Sub-Adviser or by a Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. If the Sub-Advisory Agreement is terminated during its initial two-year term, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees the Sub-Adviser would have received for the remainder of the initial two-year term. In addition, if the Sub-Advisory Agreement is terminated on account of an “assignment” (as such term is defined in the 1940 Act) of the Advisory Agreement during the Funds’ first six years of operations, the Adviser may be required (subject to certain exceptions) to pay the Sub-Adviser an amount equal to the sub-advisory fees Harvest would have received during the remainder of such period.

For each Fund’s last three fiscal years, the fees payable by the Adviser to the Fund’s Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2014 Fiscal Year
Fund	Fee Payable	Reduction	Net fee paid
ASHR	$381,093	$0	$381,093
ASHS	$689	$0	$689

	2015 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$2,117,399	$0	$2,117,399
ASHS	$72,941	$0	$72,941

	2016 Fiscal Year
Fund	Fee Payable	Reduction	Net Fee Paid
ASHR	$1,601,319	$0	$1,601,319
ASHS	$113,385	$0	$113,385

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Funds and supervises, monitors and evaluates the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser. The Adviser compensates each sub-adviser out of its management fee.

Potential Conflicts of Interest. The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Funds. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Portfolio Managers. Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF

HGI supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Funds’ investment securities. The HGI Portfolio Manager that has direct oversight responsibility and is primarily responsible for the day-to-day management of the Funds is Teresa Zheng.

Teresa Zheng is primarily responsible for the day-to-day management of the Funds. Ms. Zheng is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of her team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of her portfolio management team with more limited responsibilities.

Ms. Zheng, joined HGI in November 2016 as a portfolio manager in the passive strategies investment team. She has over 8 years of experience in the financial industry. Prior to HGI, she was an investment manager at Hang Seng Investment Management, where she was responsible for managing ETFs, retail funds and other types of investment vehicles registered in Hong Kong. Her previous experience also includes serving as an assistant professor at Chuhai College of Higher Education in Hong Kong, research analyst at First State Investment and financial market analyst at Factset StreetAccount. Ms. Zheng holds a PhD degree in Finance from Hong Kong University of Science & Technology and a Master’s degree in Management Science from Xi’an Jiaotong University.

Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF

Mr. Richards is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Prior to his current role, Mr. Richards served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York. At Deutsche Bank, Mr. Richards served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. He is currently responsible for the DBX Advisors managed ETFs as well as oversight of DBX sub-advised funds. Mr. Richards earned a BS in Finance from Boston College in 2000 and is a CFA Charterholder.

Mr. Dwyer is a Director with Deutsche Asset Management and has served as a Portfolio Manager in the Passive Asset Management business since 2016. Prior to his current role, Mr. Dwyer was the head of Northern Trust’s International Equity Index ETF and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Mr. Dwyer has a broad range of experience managing developed, emerging, and frontier index mandates, and currency and future overlay portfolios. Prior to joining Northern Trust in 2003, Mr. Dwyer participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups. Mr. Dwyer received a BS in Finance from Rutgers University in 2001.

Other Accounts Managed

The tables below show the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of September 19, 2016, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Ms. Zheng*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$296.24	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. Richards:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	8	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$66	$0	$8
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Mr. Dwyer:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	5	0	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$46	$0	$8
Assets Managed with Performance-Based Fees	$0	$0	$0

*	Information for this Portfolio Manager is as of October 31, 2016.

Portfolio Manager Compensation

HGI (Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF only)

HGI compensates the Funds’ portfolio managers for their management of the Funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.

DBX Advisors (Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF only)

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investment in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

–	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

–	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

–

Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Portfolio Manager Ownership of Fund Shares

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of September 19, 2016 except as otherwise noted.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Teresa Zheng*	—	None
Bryan Richards	ASHX	$10,001-$50,000
Patrick Dwyer	—	None

*	Information for this Portfolio Manager is as of October 31, 2016.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios that have a similar investment style as a Fund. However, the portfolios managed by Portfolio Manager may not have portfolio compositions identical to those of the Fund managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a Portfolio Manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Manager and Other Accounts Managed”). In addition, current trading practices do not allow the Adviser or Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close. For additional information regarding potential conflicts of interest faced by the Adviser, see “Investment Advisory, Sub-Advisory, Administrative and Distribution Services – Potential Conflicts of Interest.”

Codes of Ethics. The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in the Funds from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNYM”) serves as administrator, custodian and transfer agent for the Funds. BNYM’s principal address is 101 Barclay Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund (the “Administrator”). In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody

Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services (the “Custodian”). BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent (the “Transfer Agent”) for each Fund’s authorized and issued Shares of beneficial interest and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

(Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF only) All of the Funds’ assets in the PRC, including onshore PRC cash deposits and its onshore A-Shares portfolio, will be held by the Custodian through the PRC Custodian. The PRC Custodian serves as such pursuant to an agreement between the Sub-Adviser and the PRC Custodian. The PRC Custodian, however, also provides foreign sub-custodial services to the Funds in its capacity as a sub-custodian of BNY Mellon. A Securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. An RMB cash account will also be established and maintained with the PRC Custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Funds. The PRC Custodian will, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Bank of China (Hong Kong) Limited will serve as the Funds’ Renminbi clearing bank for purposes of converting the Funds’ assets from U.S. dollars to RMB (CNY) and remitting RMB funds into the PRC. Currently the Bank of China (Hong Kong) Limited is the only RMB clearing bank for offshore RMB in Hong Kong. A RMB clearing bank is an offshore bank that can obtain RMB funding from the PBOC to square the net RMB positions of other participating banks. In February 2004, Bank of China (Hong Kong) Limited launched its RMB clearing services following its appointment by the PBOC. Remittance of RMB funds into China may be dependent on the operational systems developed by the Bank of China (Hong Kong) Limited for such purposes, and there is no assurance that there will not be delays in remittance.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of the Funds. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Funds’ Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Funds’ Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers must also be Authorized Participants (as defined below).

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Deutsche-X Entities”) may pay certain affiliated and unaffiliated broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Funds or other funds advised by the Adviser or its affiliates (“Deutsche-X Funds”) (with such payments being “Payments”). Any Payments made by Deutsche-X Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Deutsche-X Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Deutsche-X Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other Deutsche-X Funds. Deutsche-X Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Deutsche-X Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to other Deutsche-X Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Deutsche-X Entities may make Payments to Intermediaries that make shares of the Funds and certain other Deutsche-X Funds available to their clients or for otherwise promoting the Funds and other Deutsche-X Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Deutsche-X Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Deutsche-X Entities may determine to make Payments based on any number of metrics. For example, Deutsche-X Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Deutsche-X Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Deutsche-X Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Deutsche-X Funds.

Brokerage Transactions

The Adviser and/or Sub-Adviser assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s and/or Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Adviser and/or Sub-Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Adviser and/or Sub-Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Adviser and/or Sub-Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Adviser and/or Sub-Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser and/or Sub-Adviser manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser and/or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Adviser and/or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The Adviser and/or Sub-Adviser may deal, trade and invest for their own account in the types of securities in which the Funds may invest. The Adviser and/or Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser and/or Sub-Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Adviser and/or Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage commissions for the fiscal year ended May 31, 2016 are shown in the table below:

Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$1,879,476
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$1,702
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	$138,585
Deutsche X-trackers MSCI All China Equity ETF	$3,293

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 39 operational separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interest in each Fund with no par value. The Board may designate additional funds.

Each Share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each Fund shall hold a separate vote, provided that Shareholders of all affected Funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one Fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more Shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Funds’ NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The Funds reserve the right to limit or suspend the issuance of Creation Units from time to time, including in the event the Funds are unable to obtain adequate exposure to the performance of the Underlying Indexes as described in the Funds’ Prospectus. A Creation Unit for each Fund consists of 50,000 shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. Due to various legal and operational constraints in China, the principal consideration for the purchase of a Creation Unit of Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF is cash. For Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF (and) to the extent Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF permit in-kind consideration for the purchase of a Creation Unit of a Fund, the principal consideration generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of a Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

The Adviser and/or Sub-Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of the Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser and/or Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser and/or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”), which agreement has also been accepted by the Transfer Agent. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit an irrevocable order to purchase Shares of the Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Adviser and/or Sub-Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. The Custodian shall cause the sub-custodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation

Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The Authorized Participant must transmit the purchase order in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Orders to create Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement.

Acceptance of Order for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser and/or Sub-Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of the Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser and/or Sub-Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser and/or Sub-Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser and/or Sub-Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. An investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

To the extent in-kind creations are effected for a Fund, except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser and/or Sub-Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the Funds for brokerage and market impact expenses. The following table sets forth the Funds’ standard maximum creation transaction fee:

Fund	Standard Creation Transaction Fee
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$4,200
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$500
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Deutsche X-trackers MSCI All China Equity ETF	$2,800

Redemption of Creation Units. Shares of the Funds may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. In addition, Authorized Participants must transmit requests for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected principally for cash for Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF. Redemptions are effected principally in-kind for Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF. Redemptions are effected partially for cash and partially in kind for Deutsche X-trackers MSCI All China Equity ETF. The Funds may borrow money for purposes of facilitating redemptions. See “Investment Strategies and Risks - General Considerations and Risks - Borrowing Risk.” Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. To the extent redemptions are effected in-kind, the redeeming investor may be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds. The standard redemption transaction fees are set forth below. To the extent the Funds redeems in-kind, investors will also bear the costs of transferring the Funds Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the Funds’ standard redemption transaction fee:

Fund	Standard Redemption Transaction Fee
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	$4,200
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	$500
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Deutsche X-trackers MSCI All China Equity ETF	$2,800

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of the Funds must be submitted by or through an Authorized Participant. The Authorized Participant must transmit the request for redemption in the form required by the Trust or the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. An Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. The Authorized Participant must transmit the request for redemption in the form required by the Trust and the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders.

Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker though an Authorized Participant who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

Redemption proceeds will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except as noted below).

In the case of in-kind redemptions, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. Current federal tax laws dictate that any capital gain or loss realized from the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Each Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Taxes

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Taxes.” The following summary of certain relevant tax provisions is as of the date of this SAI and is subject to change.

Regulated Investment Company Qualification. Each Fund intends to qualify for treatment each year as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least the sum of 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt interest income and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Funds’ annual gross income must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that a Fund control and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Funds’ investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in the Funds being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies the minimum distribution requirement described above. The Funds will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Funds correct the failure within a specified period. If a Fund fails to qualify for treatment as a RIC for a taxable year, and the relief provisions are not available, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify as a RIC in a subsequent year. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy the minimum distribution requirement described above.

Excise Tax. A Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, any ordinary income or capital gain net income retained by the Funds that is subject to corporate income tax will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If a Fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to avoid the excise tax.

Fund Losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets).

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

Qualified Dividend Income. Qualified dividend income is generally taxable to non-corporate shareholders at reduced rates. In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations that are not “passive foreign investment companies” and that are incorporated in possessions of the U.S. or in certain countries with comprehensive tax treaties with the U.S. The United States has a comprehensive income tax treaty with China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes). If 95% or more of the Fund’s gross income (excluding gains attributable to the sale of stock and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) is attributable to qualified dividend income received by a Fund, then the Fund may report all distributions of such income as qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such other RIC.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Shareholders considering a securities loan or short sale should consult their financial intermediaries or tax advisors.

Sales of Shares. Upon the sale or exchange of Shares of the Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of the Fund. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold (as “backup withholding”) (currently at a rate of 28%) from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Corporate Dividends Received Deduction. The Funds do not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the dividends received deduction.

Investment in the Underlying Fund or Funds. (Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF and Deutsche X-trackers MSCI All China Equity ETF only) Each Fund’s exposure to China A-Shares investments through an underlying fund (i.e., the Underlying Fund and Deutsche X-trackers China A-Shares ETFs, respectively) may be less tax efficient than a direct investment in A-Shares. The Fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for U.S. federal income tax purposes. The Fund’s sales of shares of an underlying fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred under the wash sale rules. Any loss realized by the Fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the underlying fund‘s shares (including any amounts credited to the Fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the Fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced U.S. federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an underlying fund’s ability to repatriate funds associated with its direct investment in A-Shares, the underlying fund could fail to qualify for U.S. federal income tax treatment as a regulated investment company. Under those circumstances, the underlying fund would be subject to tax as a regular corporation, and the Fund would not be able to treat non-U.S. income taxes paid by the underlying fund as paid by the Fund’s shareholders.

Taxation of Certain Investments. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the Fund’s “functional currency” and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. Each Fund (or a “qualified business unit” of the Fund) may instead treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the RMB relative to the U.S. dollar, but the Fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the U.S. dollar between the acquisition and disposition dates of U.S. currency, between the date on which a Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its Shareholders the amount of non-U.S. income taxes paid by the Fund provided that both the Fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund holds Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distributions, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of Shares of the Fund.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PRC Taxation. The Funds’ investments in A-Shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends and interest earned by the Funds, withholding taxes on capital gains, business tax and stamp tax.

The PRC generally imposes withholding tax at a rate of 10% on dividends and interest derived by QFIIs from issuers resident in the PRC, subject to any lower rate provided by an applicable tax treaty. There is no direct authority on the application of this tax to an RQFII, but it is expected that the authorities requiring such withholding with respect to QFIIs and nonresident enterprises generally would be followed in the case of an RQFII that is not a PRC resident for tax purposes and does not have a place of business, an establishment or a permanent establishment in the PRC. It is generally expected that such taxes will be withheld by the payor.

The PRC also generally imposes withholding tax at a rate of 10% on capital gains derived by non-resident enterprises from investments in an issuer resident in the PRC, subject to any lower rate provided by an applicable tax treaty. There is no direct authority on the application of this tax to an RQFII, nor on the methodology for calculating and collecting the tax. While it is unclear whether this tax will be applied to investments by an RQFII or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of an RQFII. The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. However, the tax authorities may at any time begin to seek collection of such taxes, including, potentially, on a retrospective basis without prior warning. If such taxes are collected from the Sub-Adviser, with respect to investments that it holds on the Funds’ behalf, the Sub-Adviser will pass the liability on to the Funds.

The sale or other transfer by the Sub-Adviser of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.

It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain.

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, each Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a Fund’s return could be substantial. Each Fund will be liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Trustee Legal Counsel. K&L Gates LLP, located at 1601 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 5 Times Square, New York, New York 10036. The independent registered accounting firm for the Trust, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Accounting Oversight Board (United States) which require it to plan and perform its audits to provide reasonable assurance about whether the Trust’s financial statements and financial highlights are free of material misstatement.

Financial Statements

The Annual Report to Shareholders as of May 31, 2016 is a separate document supplied with this SAI. The audited financial statements included in the Annual Report, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Trust’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

License Agreement and Disclaimers

The Funds are neither sponsored nor promoted, distributed or in any other manner supported by CSI. CSI Indices are compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Indexes. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Indexes and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in the Underlying Indexes values and constituent lists vests in CSI. Neither the publication of the Underlying Indexes by CSI nor the granting of a license regarding the Underlying Indexes as well as the Index Trademark for the utilization in connection with the Funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the Funds.

THE DEUTSCHE X-TRACKERS MSCI ALL CHINA EQUITY ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD-PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES

SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

APPENDIX A

PROXY VOTING POLICY AND GUIDELINES

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – Deutsche AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’s Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients. 1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

3.	Policies

3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

1 For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.2.	The Global Proxy Voting Sub-Committee

The GPVSC is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•

Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•

Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3.	Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5 below), if so required by relevant law.

4.	Procedures

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

➢	Neither the Guidelines nor specific client instructions cover an issue;

➢	ISS does not make a recommendation on the issue; and

➢

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures

4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC: (i) whether anyone should be recused from the proxy voting process; or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

➢	Code of Business Conduct and Ethics – DB Group;
➢	Conflicts of Interest Policy – DB Group;
➢	Information Sharing Procedures – AWM, GTB & CB&S;
➢	Code of Ethics –AWM; and
➢	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with these Policies and Guidelines. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating he procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) for non-dedicated procedures (i.e., desk manuals), contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	Recordkeeping

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

➢	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

➢	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

¡	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

¡	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

¡	Analyst worksheets created for stock option plan and share increase analyses; and

¡	Proxy Edge print-screen of actual vote election.

➢

AM will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

➢

The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

➢

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

¡	The name of the issuer of the portfolio security;

¡	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

¡	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

¡	The shareholder meeting date;

¡	A brief identification of the matter voted on;

¡	Whether the matter was proposed by the issuer or by a security holder;

¡	Whether the company cast its vote on the matter;

¡	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

¡	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’s Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended July 2016

[GRAPHIC OMITTED]

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently Institutional Shareholder Services (“ISS”), subject to review by the Global Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines. AM will incorporate where applicable the recommendation of ISS based on ISS’ consideration of the following factors:

➢	Long-term financial performance of the company relative to its industry;
➢	Management’s track record;
➢	Background to the contested election;
➢	Nominee qualifications and any compensatory arrangements;
➢	Strategic plan of dissident slate and quality of the critique against management;
➢	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➢	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, AM policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).

Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders’ interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors’ liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders’ ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure

A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device.

Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class / Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance and incorporating the recommendation of ISS as stated below subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines:

For general Issuances, in general AM policy is to:

➢	Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and

➢	Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, AM policy is to:

➢	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital; and

➢

Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

For specific issuances, in general AM policy is to:

➢	Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index;

b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.

The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2.

The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.

3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.

4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option / Purchase Plans

AM policy is to vote “for” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against” :

1.	Proposals to limit benefits, pensions or compensation; and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

1.	The election of Board members with positions on either Remuneration or Audit Committees;

2.	The election of Supervisory Board members with too many Supervisory Board mandates; and

3.	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of a Management Board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

1.	Directly align the interests of members of Management Boards with those of shareholders;

2.	Establish challenging performance criteria to reward only above average performance;

3.	Measure performance by total shareholder return in relation to the market or a range of comparable companies;

4.	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and

5.	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to vote on a case-by-case basis on shareholder proposals that request the Board establish a pay-for -superior performance standard in the company’s executive compensation plan for senior executives, incorporating where applicable the recommendations of ISS, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines, based on ISS’ consideration of the following factors:

➢	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
➢

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

➢	Can shareholders assess the correlation between pay and performance based on the current disclosure?
➢	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:

➢	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
➢	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
➢

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

➢	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
➢

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

AM policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay -- MSOP) if:

➢	There is a significant misalignment between CEO pay and company performance (pay for performance);
➢	The company maintains significant problematic pay practices; or
➢	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

AM will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, AM considers the following based on ISS’ analysis:

1.	Peer Group Alignment:

➢	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
➢	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, AM may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

➢	The ratio of performance- to time-based equity awards;

➢	The overall ratio of performance-based compensation;
➢	The completeness of disclosure and rigor of performance goals;
➢	The company’s peer group benchmarking practices;
➢	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➢	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➢	Realizable pay compared to grant pay; and
➢	Any other factors deemed relevant.

Problematic Pay Practices

AM’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

➢	Problematic practices related to non-performance-based compensation elements;
➢	Incentives that may motivate excessive risk-taking; and
➢	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

AM’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. AM will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in AM’s overall consideration and may result in adverse vote recommendations:

➢	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➢	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
➢	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups); and

➢	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

➢	Multi-year guaranteed bonuses;
➢	A single or common performance metric used for short- and long-term plans;
➢	Lucrative severance packages;
➢	High pay opportunities relative to industry peers;
➢	Disproportionate supplemental pensions; or
➢	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

AM’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

➢	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➢	Duration of options backdating;
➢	Size of restatement due to options backdating;
➢	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➢	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

AM may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and

2.	Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;

2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares;

3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and

4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast “for” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. AM policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

➢	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
➢	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➢	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➢	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➢	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

➢	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social, and Governance Issues

Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM: (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. AM policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. AM policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, AM may defer to ISS’ analysis and recommendation based on consideration of the following factors:

➢	Whether the proposal itself is well framed and reasonable;
➢	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
➢	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
➢	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
➢	Whether the subject of the proposal is best left to the discretion of the Board;
➢	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
➢	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
➢	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
➢	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; or
➢	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, AM policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. AM policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. AM policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically, or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government / Military

1.	AM policy is to vote “against” shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management and not to shareholder mandate.

VIII.	Miscellaneous Items

A.	Ratification of Auditors

AM policy is to vote “for”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services Provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit

Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada, and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.